SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2006

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification no.)

331 East Evelyn Avenue
Mountain View, CA 94041

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 962-4000

Check the appropriate box below if the form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                                    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 25, 2006, the Registrant publicly disseminated a press release announcing certain financial results for the three months ended June 30, 2006. The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated July 25, 2006, a copy of which is attached hereto as Exhibit 99.1.  The Registrant held a conference call on July 25, 2002 to announce certain financial results for the fiscal quarter ended June 30, 2006. The foregoing description is qualified in its entirety by reference to the transcript of the conference call held on July 25, 2006, a copy of which is attached hereto as Exhibit 99.2.

ITEM 7.01.                                    REGULATION FD.

On July 25, 2006, the Registrant held a conference call to announce certain financial results for the fiscal quarter ended June 30, 2006. The foregoing description is qualified in its entirety by reference to the transcript of the conference call held on July 25, 2006, a copy of which is attached hereto as Exhibit 99.2.

ITEM 8.01.                                    OTHER EVENTS.

On July 25, 2006, the Registrant publicly disseminated a press release announcing certain financial results for the three months ended June 30, 2006. The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated July 25, 2006, a copy of which is attached hereto as Exhibit 99.1.

Forward-Looking Statements.  This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations.  Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as may be updated from time to time by our future filings under the Securities Exchange Act.  If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)                       Exhibits

Exhibit No.	Description

99.1	Press Release dated July 25, 2006.

99.2	Transcript of conference call held on July 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC.
(Registrant)

	By:	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Executive Vice President, Treasurer
and Chief Financial Officer

Dated: August 9, 2006